UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 30, 2007

THE WET SEAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-18632	33-0415940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26972 Burbank Foothill Ranch, California		92610
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:		(949) 699-3900

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant` to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

031458.0001 EAST 7917711 v1

Item 7.01         Regulation FD Disclosure.

On November 30, 2007, The Wet Seal, Inc. (the “Company”) conducted an investor presentation at its offices. The slide show for the presentation is available at www.wetsealinc.com and is attached hereto as Exhibit 99.1 (the “Investor Presentation”). The Investor Presentation is incorporated by reference herein solely for the purposes of this Item 7.01. The information contained in this report (including Exhibit 99.1) is intended to be deemed “furnished” rather than “filed” under the Securities Exchange Act of 1934, as amended.

Item 9.01.	Financial Statements and Exhibits
(a)	Financial Statements of Business Acquired.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Shell company transactions

Not Applicable.

(d)	Exhibits.

99.1	Investor Presentation, dated November 30, 2007, presented by the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WET SEAL, INC. (Registrant)

Date: December 5, 2007	By: /s/ Steven Benrubi
Name: Steven Benrubi
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT

NUMBER	DESCRIPTION

99.1	Investor Presentation, dated November 30, 2007, presented by the Company